UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

SCHEDULE 14A

__________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Turn Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Turn Therapeutics Inc.
250 N. Westlake Blvd, STE 210
Westlake Village, California 91362
(818) 564-4011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 30, 2026

To the Stockholders of Turn Therapeutics Inc.:

The annual meeting of stockholders (the “Annual Meeting”) of Turn Therapeutics Inc. (the “Company”) will be held virtually via the Internet on Monday, November 30, 2026, at 12:00 p.m. Eastern Time. The purposes of the meeting are:

1.      To elect two Class I directors (Proposal 1);

2.      To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on October 5, 2026 as the record date (the “record date”) for determining holders of our common stock, par value $0.0001 per share (the “Common Stock”), entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were 30,532,704 shares of Common Stock issued and outstanding.

The accompanying proxy statement for the Annual Meeting (the “Proxy Statement”) contains important information about the Annual Meeting and each of the proposals. The Proxy Statement for the Annual Meeting is dated October 19, 2026 and is being distributed or made available to stockholders on or about that date.

The Annual Meeting will be presented exclusively online at www.proxydocs.com/TTRX. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions to management during the Annual Meeting by visiting www.proxydocs.com/TTRX and entering the control number received with your proxy card.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Proxy Statement and the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, NOVEMBER 30, 2026: The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2025 are available at www.proxydocs.com/TTRX.

By order of the Board of Directors,

/s/ Bradley Burnam
Bradley Burnam Chief Executive Officer Westlake Village, California Date: October 19, 2026

TURN THERAPEUTICS INC.
Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on November 30, 2026

i

TURN THERAPEUTICS INC.
250 N. Westlake Blvd, STE 210
Westlake Village, California 91362
(818) 564-4011

PROXY STATEMENT FOR THE
2026 ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION

2026 Annual Meeting of Stockholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Turn Therapeutics Inc. (“we,” “us,” or the “Company”), which will be held on Monday, November 30, 2026, at 12:00 p.m. Eastern Time virtually via the Internet at www.proxydocs.com/TTRX. You will need to enter the control number received with your proxy card to enter the Annual Meeting via the online web portal.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.

This proxy statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available to stockholders at www.proxydocs.com/TTRX. The Proxy Statement contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

This Proxy Statement for the Annual Meeting is dated October 19, 2026 and is being distributed or made available to stockholders on or about that date.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To elect two Class I directors nominated by our board of directors (the “Board”) and named in this Proxy Statement to serve until our 2029 annual meeting of stockholders.

•        Proposal 2:    To ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Our “named executive officers” in this Proxy Statement, as determined under applicable U.S. Securities and Exchange Commission (“SEC”) rules for smaller reporting companies like the Company, are:

•        Bradley Burnam, Chief Executive Officer; and

•        Zuraiz Chaudhary, Interim Chief Financial Officer.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 3 for important information about the proxy materials, voting, the Annual Meeting, Company documents, and communications. For information related to submitting stockholders’ proposals and director nominees for the 2027 annual meeting of stockholders, please see “Stockholder Proposals” beginning on page 36.

If you have any questions, require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations
Turn Therapeutics Inc.
250 N. Westlake Blvd, STE 210
Westlake Village, California 91362
(818) 564-4011
investors@turntherapeutics.com

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned common stock, par value $0.0001 per share, of the Company (the “Common Stock”) as of October 5, 2026, the record date for the Annual Meeting (the “record date”), and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

Why does the Company need to hold an annual meeting of stockholders?

The Annual Meeting is being held to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires each listed company to hold an annual meeting of stockholders no later than one year after the end of its fiscal year.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online and submit questions during the meeting at www.proxydocs.com/TTRX. To enter the Annual Meeting, you will need the control number included in your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of share ownership, are posted at www.proxydocs.com/TTRX. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were 30,532,704 shares of Common Stock issued and outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each holder of Common Stock is entitled to one vote per share held.

How do I vote my shares without attending the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Odyssey Transfer and Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

•        You may vote by using the Internet.    The address of the website for Internet voting is www.proxypush.com/TTRX. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on November 29, 2026, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by telephone.    The toll-free telephone number is 1-866-883-7826, which is also noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on November 29, 2026, the day before the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by mail.    If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on November 29, 2026, the day before the Annual Meeting.

•        You may vote virtually.    You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting.

When you vote by any of the above methods, you appoint Bradley Burnam, our Chief Executive Officer, and Zuraiz Chaudhary, our Interim Chief Financial Officer, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting.

If you are a stockholder entitled to vote your shares at the Annual Meeting, you have the right to appoint a person or company other than the persons designated in the proxy card, who need not be a stockholder, to attend and act for you and on your behalf at the Annual Meeting. You may do so either by inserting the name of that other person in the blank space provided in the proxy card or by completing and delivering another suitable form of proxy.

The securities of the Company represented by the proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, such securities will be voted accordingly.

In addition, the proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

How do I vote at the Annual Meeting?

We will be hosting the Annual Meeting live via webcast. Any stockholder can attend the Annual Meeting live online at www.proxydocs.com/TTRX. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.proxydocs.com/TTRX.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at www.proxydocs.com/TTRX on the day of the Annual Meeting.

•        Webcast starts at 12:00 p.m., Eastern Time.

•        You will need your control number to enter the Annual Meeting.

•        Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•        You may deliver a written notice that you are revoking your proxy to the Company at 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362; or

•        You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a Question and Answer (“Q&A”) session, during which we intend to answer questions from stockholders present at the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders of record as of the record date will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•        irrelevant to the business of the Company or to the business of the Annual Meeting;

•        related to material non-public information of the Company, including the status or results of our business since our Annual Report;

•        related to any pending, threatened or ongoing litigation;

•        related to personal grievances;

•        derogatory references to individuals or that are otherwise in bad taste;

•        substantially repetitious of questions already made by another stockholder; or

•        out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairman of the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct,” copies of which will be available for review at the Annual Meeting.

How many votes do you need to hold the Annual Meeting?

The Annual Meeting will not proceed unless a quorum is present. A quorum requires that holders of a majority of the voting power of the Company’s outstanding shares entitled to vote be present in person or represented by proxy. As of the record date, there were 30,532,704 shares of Common Stock outstanding, representing 30,532,704 votes in the aggregate. Accordingly, a quorum will be established when shares entitled to at least 15,266,353 votes are present or represented by proxy at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To elect two Class I directors nominated by our Board and named in this Proxy Statement to serve until our 2029 annual meeting of stockholders.

•        Proposal 2:    To ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name.    If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank.    Brokers, banks or other nominees who hold our Common Stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is the only routine matter in this Proxy Statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for the proposals and what is the vote required for each proposal?

Proposal 1: Election of Class I directors.

You may vote FOR either or both nominees, or you may WITHHOLD your vote from either or both nominees. Directors are elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning the two nominees who receive the most FOR votes will be elected. Only FOR votes count toward a nominee’s election. WITHHOLD votes have no effect on the outcome of the election of directors. Brokerage firms do not have authority to vote unvoted shares held in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote, which will also have no effect on the outcome of the election of directors.

Proposal 2: Ratification of the appointment of Withum as our independent registered public accounting firm.

You may vote FOR or AGAINST Proposal 2, or you may ABSTAIN. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on the proposal, meaning the votes cast FOR the proposal must exceed the votes cast AGAINST the proposal. Abstentions are not considered votes cast and will have no effect on the outcome of this proposal. Because Proposal 2 is a routine matter on which brokers have discretionary authority to vote, we do not expect any broker non-votes on this proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee and FOR Proposal 2.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•        Proposal 1:    FOR the election of each of the two nominees for director; and

•        Proposal 2:    FOR the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

What happens if a director nominee is unable to stand for election?

If either or both of the nominees are unable to stand for election, the Board may either:

•        reduce the number of directors that serve on the Board; or

•        designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. The Company does not intend to send proxy materials for the Annual Meeting directly to beneficial stockholders who do not object to the Company knowing their identity (commonly referred to as “NOBOs” or “non-objecting beneficial owners”). We will pay for the entire cost of soliciting proxies. Upon request, we may reimburse brokers, dealers, banks, other agents and voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find the Company’s proxy materials and Annual Report on the Internet?

This Proxy Statement and the Annual Report are available at our corporate website at https://turntherapeutics.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxydocs.com/TTRX.

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of the Proxy Statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement and the Annual Report are available at our corporate website at https://turntherapeutics.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

Who can I contact if I have any questions?

If you have any questions, would like additional proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Turn Therapeutics Inc., by mail at 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362, by telephone at (818) 564-4011 or by email at investors@turntherapeutics.com.

Can I submit a proposal for inclusion in the Proxy Statement for the 2027 annual meeting?

Our stockholders may submit proper proposals for inclusion in our Proxy Statement and for consideration at our 2027 annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. Please see “Stockholder Proposals” beginning on page 36 for more information.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the Proxy Statement for the 2027 annual meeting?

Our stockholders may nominate persons for election to the Board at the 2027 annual meeting of stockholders by delivering written notice of the nomination to the Secretary of the Company in a timely manner. For any proposal that is not submitted for inclusion in the Proxy Statement pursuant to Rule 14a-8 but is instead sought to be presented directly at the 2027 annual meeting, our Amended and Restated Bylaws (the “Bylaws”) require stockholders to provide advance written notice to the Secretary of the Company in a timely manner. Please see the section entitled “Stockholder Proposals” beginning on page 36 for more information on the required timing and content of any such notice.

Where can I obtain a copy of the Company’s Charter?

A copy of our Amended and Restated Certificate of Incorporation (the “Charter”) may be obtained by writing to the Secretary of the Company.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1 ELECTION OF DIRECTORS

General

The Board is currently composed of six directors divided into three classes with staggered three-year terms as shown below.

Director Class	Directors in the Class	Annual Meeting at which Term of Office Expires
Class I	Bradley Burnam and Dr. Neil Ghodadra	2026
Class II	Andrew Gengos and Arthur Golden	2027
Class III	Dr. Kent Kester and Martin Dewhurst	2028

There are no family relationships among any of our directors or executive officers.

Nominees for Election as Class I Directors at the Annual Meeting

This year’s nominees for election to the Board as Class I directors are Bradley Burnam and Dr. Neil Ghodadra, each of whom is currently a member of our Board. There are two seats available for election as Class I directors at this Annual Meeting. Directors are elected by a plurality of the votes cast, and the two nominees receiving the greatest number of FOR votes will be elected.

Mr. Burnam and Dr. Ghodadra are each being nominated to serve until our 2029 annual meeting of stockholders, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Each of Mr. Burnam and Dr. Ghodadra has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name and Residence	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
Bradley Burnam Georgia, USA	48	Chief Executive Officer and Director	2018	None
Dr. Neil Ghodadra California, USA	47	Chief Medical Officer and Director	2018	None

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

Below is additional information about the nominees as of the date of this Proxy Statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that each nominee should serve as one of our directors.

Bradley Burnam has served as our Chief Executive Officer and as a director since October 2018. Mr. Burnam is an innovator and entrepreneur with a proven track record in developing groundbreaking healthcare solutions. Mr. Burnam has driven the development of transformative medical products and achieved three FDA clearances. He holds over 10 issued patents, reflecting his expertise in formulation and innovation. His deep regulatory knowledge has allowed him to navigate FDA approval processes independently and as a consultant. Mr. Burnam has served as a director of Baropace, LLC since December 2020. Mr. Burnam holds a Bachelor of Arts from the University of California, Los Angeles (“UCLA”) and a Master of Education from Stanford University.

We believe Mr. Burnam’s experience in healthcare makes him well qualified to serve as our Chief Executive Officer and as a director.

Dr. Neilesh “Neil” Shailesh Ghodadra has served as our Chief Medical Officer and a director since October 2018. Since July 2011, Dr. Ghodadra has served as the President of Neil Ghodadra MD Inc. Dr. Ghodadra is a board-certified orthopedic surgeon specializing in minimally invasive, arthroscopic surgeries of the knee, shoulder, elbow and hip. He possesses extensive expertise in cartilage restoration and joint-preserving osteotomies, focusing on complex shoulder conditions such as instability and rotator cuff repairs. Dr. Ghodadra holds a Bachelor of Science from Duke University and a Doctor of Medicine from Duke University. Dr. Ghodadra completed his residency at

Rush Medical Center in Chicago and a Sports Medicine Fellowship, during which he served as an associate team physician for the Chicago Bulls and Chicago White Sox. Beyond his clinical practice, he consults with multiple medical companies to develop innovative products, drawing on his lengthy experience in clinical trials.

We believe Dr. Ghodadra’s experience in medicine makes him well qualified to serve as our Chief Medical Officer and as a director.

Required Vote and Recommendation of the Board for Proposal 1

You may vote FOR or WITHHOLD on each nominee for election as director. Directors are elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning the two nominees who receive the most FOR votes will be elected. Only votes cast FOR a nominee will be counted toward that nominee’s election; WITHHOLD votes have no effect on the outcome of the election of directors. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of each of the nominees to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of each of the nominees to the Board.

Continuing Directors Not Standing for Election at the Annual Meeting

Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that each such director should serve as one of our directors. The age of each director as of the record date is provided in the following table.

Name and Residence	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
Andrew Gengos New Hampshire, USA	62	Director	2020	None
Arthur Golden Connecticut, USA	80	Director	2025	None
Dr. Kent Kester Pennsylvania, USA	66	Director	2025	None
Martin Dewhurst London, UK	63	Director	2026	None

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

Class II Directors (Terms Expire in 2027)

Andrew Gengos has served as a director since January 2020. Since June 2026, Mr. Gengos has served as Chief Financial Officer for Immuneering Corporation where he manages finance, accounting, and investor relations. Prior to Immuneering Corporation, he served as Chief Financial Officer of Terns Pharmaceuticals, Inc. between March 2025 and May 2026 where he managed finance, accounting, and investor relations. Prior to Terns, he served as the Chief Financial Officer and Chief Business Officer at Athira Pharma between May 2023 and October 2024, where he managed finance, accounting, business development, corporate strategy, investor and public relations. Between January 2020 and February 2023, Mr. Gengos served as Chief Business Officer at Cytier Therapeutics, where he managed finance, accounting, business development, corporate strategy and IT. Mr. Gengos is a seasoned executive with over 30 years of experience in the life sciences and biotechnology industries, specializing in finance, corporate strategy, and business development. His earlier career includes serving as Vice President of Strategy and Corporate Development at Amgen and Senior Engagement Manager at McKinsey & Company where he was a member of the healthcare practice. Mr. Gengos has served as a director of Seneca Therapeutics since March 2025. Mr. Gengos holds a Bachelor of Science in Chemical Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the UCLA Anderson School of Management.

We believe Mr. Gengos’s experience in finance, accounting and business development makes him well qualified to serve as a director.

Arthur Golden has served as a director since September 2025. Since January 2020, Mr. Golden has served as Senior Counsel at Davis Polk & Wardwell LLP (“Davis Polk”). Prior to that role, Mr. Golden was the global co-chairman of Davis Polk’s Mergers and Acquisitions practice. He has extensive experience representing companies with respect to acquisition-related transactions and advising clients on corporate governance, stockholder activism, and defensive matters. From 2000 to 2024, Mr. Golden served on the board of directors of Emerson Electric. Mr. Golden currently serves as Chairman Emeritus at Rensselaer Polytechnic Institute (“RPI”). Mr. Golden holds a Bachelor of Science in Mathematics from RPI and a J.D. from New York University School of Law.

We believe Mr. Golden’s legal expertise and extensive transactional experience make him well qualified to serve as a director.

Class III Directors (Terms Expire in 2028)

Dr. Kent Kester has served as a director since September 2025. Since 1997, Dr. Kester has served as an active clinician at the University of Maryland Shock Trauma Center in Baltimore. He has also led vaccine research and development at CEPI, the Coalition for Epidemic Preparedness Innovations, since August 2024. Dr. Kester holds a Bachelor of Science in Biology from Bucknell University and an M.D. from Jefferson Medical College.

We believe Dr. Kester’s experiences in medicine and infectious diseases make him well qualified to serve as a director.

Martin Dewhurst has served as a director since January 2026. Mr. Dewhurst has served as advisor to GHO Capital, a healthcare specialist private equity firm, since July 2024. Mr. Dewhurst has been a senior advisor since April 2023 to PJT Partners, a global investment and M&A advisory bank. Mr. Dewhurst has also served as a senior advisor to LightRock, a growth capital fund, since April 2023. Mr. Dewhurst also holds various board positions including at Unilabs Ltd. (since September 2025), KOS AI (since June 2025), Cytovation ASA (since February 2025), Distalmotion (since April 2023) and MedGenome (April 2023 through January 2025). Prior to his various advisory and board roles, Mr. Dewhurst was a senior partner with McKinsey & Company, a leading management consulting firm where he served from 1992 through 2023 and co-led the firm’s life sciences practice (2014 to 2021). Mr. Dewhurst earned his undergraduate degree from Magdalen College, University of Oxford, and holds an MBA from INSEAD, where he graduated on the Dean’s List.

We believe Mr. Dewhurst’s more than 30 years of global leadership experience in life sciences, with a strong focus on mergers and acquisitions, complemented by senior advisory roles and board positions across leading healthcare and investment firms, makes him well qualified to serve as a director.

CORPORATE GOVERNANCE

Overview

The Board considers good corporate governance practices to be an important factor in the overall success of the Company. The Company is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules adopted by the SEC pursuant to the Sarbanes-Oxley Act, as well as the applicable listing standards and marketplace rules of Nasdaq (the “Nasdaq Listing Rules”). This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with the Sarbanes-Oxley Act and the Nasdaq Listing Rules. The Board is responsible for the stewardship of the Company and supervises the management of the business and affairs of the Company, with a goal of enhancing long-term stockholder value.

Independent Directors

The Board has evaluated the independence of its members based upon the Nasdaq Listing Rules and SEC rules and determined that a majority of the members of the Board are “independent directors” under the applicable rules. Our Board has affirmatively determined that each of Andrew Gengos, Arthur Golden, Dr. Kent Kester and Martin Dewhurst is an “independent director” as defined in the Nasdaq Listing Rules and applicable SEC rules. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit committee, the compensation committee, and the nominating and corporate governance committee, as discussed below.

Our Board makes an affirmative determination as to the independence of each director at least annually, based on recommendations from the nominating and corporate governance committee. In reviewing candidates for membership on the Board or a Board committee, the nominating and corporate governance committee makes a specific determination as to each candidate’s independence based on criteria approved by the Board, taking into account any enhanced independence standards that apply to members of the audit committee and other committees under applicable law or the Nasdaq Listing Rules.

In making its independence determinations, the Board considered the relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant, including transactions that do not require disclosure under Item 404 of Regulation S-K. In particular, with respect to Mr. Golden, the Board considered that Mr. Golden is a senior counsel at Davis Polk, which the Company engaged in March 2025, prior to Mr. Golden joining the Board, to provide legal advisory services in connection with the Direct Listing, as described under “Certain Relationships and Related Persons Transactions.” The Board noted that Mr. Golden is not a partner of Davis Polk, does not hold an equity interest in Davis Polk and does not share in Davis Polk’s profits, and that the fees paid by the Company to Davis Polk are paid to the firm and not to Mr. Golden directly. Accordingly, the Board determined that the payment thresholds of Nasdaq Listing Rule 5605(a)(2), which apply to a director who is a partner, controlling shareholder or executive officer of an organization to which the Company makes payments, do not apply to Mr. Golden and do not preclude the Board from determining Mr. Golden to be independent under the Nasdaq Listing Rules. Because Mr. Golden is not a partner, member or executive officer of Davis Polk and does not provide legal services to the Company, the Board also determined that the Company’s payments to Davis Polk do not constitute the indirect acceptance by Mr. Golden of any consulting, advisory or other compensatory fee from the Company and do not preclude Mr. Golden from serving on the audit committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board also considered that, on May 27, 2026, Mr. Golden was appointed as investment advisor to each of the Bradley E. Burnam 2026 Irrevocable Trust FBO Gabriella G. Burnam and the Bradley E. Burnam 2026 Irrevocable Trust FBO Luca M. Burnam (together, the “Trusts”), the sole beneficiaries of which are the children of Bradley Burnam, our founder and Chief Executive Officer, and that, in that capacity, Mr. Golden has sole power to direct the trustee of each Trust to vote and dispose of the shares of Common Stock held by the Trusts. Mr. Golden is not a beneficiary of either Trust and has no economic interest in the shares held by the Trusts. Mr. Golden does not receive any compensation for his service as investment advisor to the Trusts, other than reimbursement of reasonable costs and expenses actually incurred in connection with such service. The Board determined that these relationships do not interfere with Mr. Golden’s exercise of independent judgment in carrying out his responsibilities as a director.

Board Committees

The Board has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee. Each of the committees reports to the Board. Each committee of the Board has a written charter approved by the Board. Copies of the charters for our audit committee, compensation committee, and nominating and corporate governance committee are posted in the “Investors” section of our website at https://turntherapeutics.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

The following table provides the current membership of the committees of the Board. Following the Annual Meeting, each member of each committee of the Board will continue to qualify as an independent director in accordance with the applicable Nasdaq Listing Rules and SEC rules and regulations.

Committee	Chair	Other Members
Audit Committee	Andrew Gengos	Arthur Golden and Dr. Kent Kester
Compensation Committee	Martin Dewhurst	Andrew Gengos and Dr. Kent Kester
Nominating and Corporate Governance Committee	Arthur Golden	Andrew Gengos and Dr. Kent Kester

The primary responsibilities of each committee are described below.

Audit Committee

The members of our audit committee are Andrew Gengos, Arthur Golden and Dr. Kent Kester. Andrew Gengos is the chairperson of our audit committee. The composition of our audit committee meets the requirements for independence under applicable Nasdaq Listing Rules and SEC rules and regulations, including the requirements of Rule 10A-3 under the Exchange Act. Each member of our audit committee is financially literate. Our audit committee was formed in connection with our direct listing, which we completed on October 8, 2025 (the “Direct Listing”). Our audit committee held one meeting during the fiscal year ended December 31, 2025.

Our audit committee is responsible for, among other things:

•        appointing, compensating, retaining and overseeing the independent registered public accounting firm to audit our financial statements;

•        evaluating the independence of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our quarterly and annual financial statements;

•        establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•        reviewing our internal controls over financial reporting and disclosure controls and procedures; and

•        pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Audit Committee Financial Expert

Our Board has determined that Mr. Gengos qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq. In making this determination, our Board considered Mr. Gengos’s formal education, training, and previous experience in financial roles.

Compensation Committee

The members of our compensation committee are Martin Dewhurst, Andrew Gengos and Dr. Kent Kester. Martin Dewhurst is the chairperson of our compensation committee. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq Listing Rules and SEC rules and regulations. Our compensation committee was formed in connection with the Direct Listing. Our compensation committee held no meetings during the fiscal year ended December 31, 2025.

The compensation committee determines, or recommends to the Board for determination, the compensation of our chief executive officer and our other executive officers. In doing so, the compensation committee identifies, reviews and approves corporate goals and objectives relevant to executive officer compensation, evaluates each executive officer’s performance in light of those goals and objectives, and determines any long-term incentive component of each executive officer’s compensation. The compensation committee also reviews and evaluates our executive compensation and benefits policies generally, and reviews and recommends to the Board any incentive-compensation and equity-based plans that are subject to Board approval. In addition, our compensation committee administers the Company’s 2025 Omnibus Incentive Plan (the “2025 Plan”) and, with respect to awards that remain outstanding, the Company’s 2018 Stock Plan (the “2018 Plan”) and 2024 Equity Incentive Plan (the “2024 Plan”). Pursuant to its charter, the compensation committee may delegate its authority to subcommittees or to the chair of the compensation committee when it deems it appropriate and in the best interests of the Company, in each case to the extent permitted by applicable law, regulations, and listing standards. It may also delegate to one or more officers the authority to grant stock rights or options to non-Section 16 officers under our equity-based plans, consistent with the terms of those plans. This includes selecting eligible officers, directors, employees, consultants and other service providers to receive awards, and granting awards under the 2025 Plan, such as stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. The chief executive officer may not be present during voting or deliberations of the compensation committee with respect to his own compensation. See the section entitled “Executive Compensation — Compensation Committee” for more information.

In accordance with Nasdaq Listing Rules and our compensation committee charter, our compensation committee has the sole authority to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisers. It is directly responsible for the appointment, compensation and oversight of the work of any such adviser, and has sole authority to approve the adviser’s fees and other retention terms. The Company is required to provide appropriate funding, as determined by the compensation committee, to pay reasonable compensation to any such adviser. The compensation committee may select an adviser, or receive advice from any other adviser, only after considering the independence factors enumerated by the Nasdaq Listing Rules.

Our compensation committee is responsible for, among other things:

•        administering our stock and equity incentive plans;

•        reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•        reviewing and evaluating our overall executive compensation and benefits policies generally.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Andrew Gengos, Arthur Golden and Dr. Kent Kester. Arthur Golden is the chairperson of our nominating and corporate governance committee. Andrew Gengos, Arthur Golden and Dr. Kent Kester meet the requirements for independence under the current Nasdaq Listing Rules. Our nominating and corporate governance committee was formed in connection with the Direct Listing. Our nominating and corporate governance committee held no meetings during the fiscal year ended December 31, 2025.

Our nominating and corporate governance committee is responsible for, among other things:

•        identifying and recommending candidates for membership on our Board;

•        developing, reviewing and recommending our corporate governance guidelines and policies and overseeing compliance with them;

•        reviewing and considering requests for waivers of the Code of Business Conduct and Ethics for directors and executive officers, and making recommendations to our Board on those requests;

•        overseeing the process of evaluating the performance of our Board and its committees;

•        reviewing and approving, or recommending that our Board approve, the compensation of our directors;

•        reviewing potential conflicts of interest involving directors, including whether a director may vote on any issue as to which there may be a conflict; and

•        assisting our Board on corporate governance matters.

Our nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including having a general understanding of the Company’s industry and market. Our nominating and corporate governance committee also considers other factors it deems appropriate.

In evaluating potential nominees to the Board, the nominating and corporate governance committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the nominating and corporate governance committee considers that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.

When there is a vacancy on the Board, the nominating and corporate governance committee will be responsible for considering various potential candidates for director and recommending a nominee to the Board, which fills vacancies by a majority of the directors then in office. Our nominating and corporate governance committee will consider bona fide candidates from all relevant sources, including current Board members, professional search firms, stockholders and other persons. The nominating and corporate governance committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating and corporate governance committee will meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board.

The nominating and corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the nominating and corporate governance committee for consideration. Stockholder-recommended candidates are not evaluated differently from candidates identified through other sources. If one of our stockholders wishes to recommend a director candidate for consideration by the nominating and corporate governance committee, the stockholder recommendation should be delivered in writing to the chair of the nominating and corporate governance committee at our principal executive offices at Turn Therapeutics Inc., 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362. The recommendation must include: (i) the full name, age, business address, and residence address of the proposed candidate; (ii) the proposed candidate’s principal occupation or employment; (iii) a description of the proposed candidate’s qualifications, relevant experience, and the reasons why the recommending stockholder believes the candidate would be an effective director; (iv) the number of shares of the Company’s Common Stock beneficially owned by the recommending stockholder; (v) a statement confirming the proposed candidate’s willingness to serve if nominated and elected; and (vi) any other information regarding the candidate or the recommending stockholder required by our Charter or applicable law. A stockholder who wishes to formally nominate a director candidate must comply with the advance notice, timing and information requirements of Section 2.10 of our Bylaws, which are the exclusive means for a stockholder to make a nomination. See the section entitled “Stockholder Proposals” for information regarding nomination procedures.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, the nominating and corporate governance committee does consider diversity as part of its overall evaluation of candidates, and views diversity broadly to encompass a range of characteristics including gender, age, nationality, cultural and educational background, geographic representation, skills, competencies, business and industry experience, and particular areas of expertise. In identifying nominees, the nominating and corporate governance committee considers the composition of the Board as a whole, with a view to ensuring that the Board reflects an appropriate mix of skills, experience, and perspectives. The nominating and corporate governance committee believes that a board composed of directors with varied backgrounds and perspectives strengthens the Company’s governance and decision-making.

Board Meetings and Attendance

The Board held one meeting during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each incumbent member of the Board, other than Dr. Kent Kester, attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of all committees on which such member served, during the period of such member’s service. Dr. Kester did not attend the one meeting of the Board or the one meeting of the audit committee held during the fiscal year ended December 31, 2025. Our compensation committee and our nominating and corporate governance committee, each of which was formed in connection with the Direct Listing, did not hold any meetings during the fiscal year ended December 31, 2025.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. We did not hold an annual stockholder meeting in 2025, as we were not required to do so.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee was an officer or employee of the Company during the fiscal year ended December 31, 2025, is a former officer of the Company, or had any relationship requiring disclosure under Item 404 of Regulation S-K. During the fiscal year ended December 31, 2025, none of our executive officers served (i) as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee, (ii) as a director of another entity, one of whose executive officers served on our compensation committee, or (iii) as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of our Board.

Board Leadership Structure

The Company recognizes that different Board leadership structures may be appropriate at different times and under different circumstances. The Board periodically reviews its leadership structure and believes it should have the flexibility to make determinations in the best interests of the Company and its stockholders. The Board does not have a policy requiring the roles of Chief Executive Officer and Chairman of the Board to be separate, nor do Company policies require a Chairman of the Board. When assessing its leadership structure, the Board considers a range of factors, including: the skills, experience, perspectives and qualifications of directors; the performance of directors in leadership roles at the Company and other boards of directors; the specific needs and circumstances of the Company; investor feedback; and practices at other companies. The Board currently does not have a Chairman of the Board, which allows our Chief Executive Officer to focus his time and energy on operating and managing the Company while leveraging the experiences and perspectives of all directors.

Our directors meet at regularly scheduled executive sessions without management present, usually in conjunction with regularly scheduled Board meetings. In addition, at least once each year the independent directors meet in executive session without any other persons present. One of our independent directors may be chosen by the directors at each such session of independent directors to preside over the session. The Board does not currently have a lead independent director. Our Board believes its leadership structure is appropriate for the Company. Through the independence of a majority of our directors and all of the Board’s committees, and the regular use of executive sessions of the Board and/or the independent directors, the Board is able to maintain appropriate oversight of our business strategies and other activities.

The Board’s Role in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the audit committee has the responsibility to review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major financial risk exposures and the steps that have been taken to monitor and control such exposures. The audit committee also reviews the Company’s compliance with laws and regulations. The compensation committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

The Board has not adopted a formal written position description for the chair of each Board committee. Instead, the Board delineates the role and responsibilities of each committee chair through the Company’s governance framework, committee charters, and established Board practices. Each committee operates under a charter that defines its mandate, responsibilities, and authority, including specific duties of the chair. The chair of each committee is responsible for overseeing the effective functioning of their respective committee, ensuring that the committee fulfills its responsibilities in accordance with its charter, and reporting key matters to the Board. The audit committee chair presides at committee meetings and leads the committee in overseeing financial reporting, internal controls, and audit processes. The compensation committee chair is responsible for guiding discussions on executive compensation, incentive programs, and related governance matters. The nominating and corporate governance committee chair oversees the identification of director candidates, governance policies, and Board evaluation processes. The Board believes that this approach provides the necessary flexibility to tailor the responsibilities of each committee chair to the Company’s evolving needs while maintaining robust governance oversight.

We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Item 1A — Risk Factors” included in our Annual Report filed with the SEC on March 31, 2026. Our audit committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, our audit committee receives regular reports from our management on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures.

Insider Trading Policy

Our Board has adopted an insider trading policy that governs the purchase, sale and other dispositions of our securities by our directors, officers and employees, and by the Company itself (the “Trading Policy”). We believe it is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq Listing Rules. The Trading Policy applies to the directors, officers and employees of the Company and its subsidiaries. It also applies to contractors, consultants and certain other persons who may gain access to Company inside information, to their spouses, domestic partners, minor children and others they financially support, and to entities and accounts over which any of them has or shares investment control (collectively, “Insiders”). Among other things, the Trading Policy prohibits Insiders from buying or selling Company securities while aware of material nonpublic information about the Company. It also prohibits them from disclosing that information to others or recommending that others trade on it. It applies the same prohibition to trading in another company’s securities on the basis of material nonpublic information learned through service to the Company. Insiders may trade only during open trading windows, which the Compliance Officer may close at any time. Directors, officers and certain other employees are subject to pre-approval requirements. The Trading Policy’s limitations do not apply to transactions under written trading plans that comply with Rule 10b5-1 under the Exchange Act. However, adopting, amending, suspending or terminating such a plan is subject to pre-approval requirements and to the limitations of Rule 10b5-1, including applicable cooling-off periods and limits on overlapping plans. As a matter of policy, the Company will not trade in its own securities, or adopt any securities repurchase plan, while in possession of material nonpublic information about the Company, other than in compliance with applicable law.

A copy of our Trading Policy is filed as Exhibit 19.1 to our Annual Report and is posted on the “Governance — Documents & Charters” portion under the “Investors” tab of our website at https://turntherapeutics.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Prohibition on Hedging and Derivative Transactions

The Trading Policy prohibits all Insiders from engaging in any derivative transactions designed to hedge or speculate on any change in the market value of the Company’s equity securities. Prohibited transactions include those involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and other derivatives. The prohibition applies to all Company equity securities, whether those securities were granted to the director, officer or employee as compensation or are otherwise held directly or indirectly. The Trading Policy also prohibits Insiders from engaging in short sales of Company securities. The hedging prohibition does not apply to employee stock options granted by the Company, which cannot be traded. The Trading Policy does not specifically address exchange funds.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer (the “Code”). A copy of our Code is posted on the “Governance — Documents & Charters” portion under the “Investors” tab of our website at https://turntherapeutics.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. We will provide a copy of the Code to any person without charge, upon request. Such requests should be made in writing to the following address: 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362. We intend to disclose future amendments to, or waivers of, our Code, as and to the extent required by SEC regulations, on our website.

Assessments

The Board, its committees, and individual directors are subject to regular assessment and evaluation of their effectiveness and contribution to the Company’s governance and strategic oversight. Our Corporate Governance Guidelines provide that the Board, led by the nominating and corporate governance committee, will establish and conduct an annual self-evaluation to determine whether the Board and its committees are functioning effectively. Each Board committee also conducts an annual self-assessment, and the nominating and corporate governance committee assesses the performance of individual directors when evaluating them for re-nomination.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The compensation committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not necessarily follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the compensation committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s and the compensation committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Limitation of Liability and Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made or is threatened to be made a party by reason of such person being or having been a director, officer, employee or agent to the corporation, subject to certain conditions and limitations, including that, in actions by or in the right of the corporation, indemnification is generally limited to expenses. The DGCL provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Our Charter and Bylaws provide for indemnification by the Company of its directors and officers to the fullest extent permitted by the DGCL and for the advancement of expenses to the fullest extent authorized by the DGCL, and permit the Board to provide indemnification to employees and agents as it determines to be appropriate. Our Charter and Bylaws also permit us to purchase and maintain insurance on behalf of our directors, officers, employees and agents.

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will hold harmless and indemnify each indemnitee against all expenses and losses actually and reasonably incurred by him or her by reason of the fact that he or she is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, in each case, to the fullest extent permitted under applicable law.

Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director or officer of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for a director for unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions, (iv) for any transaction from which the director or officer derived an improper personal benefit or (v) for an officer in any action by or in the right of the corporation. Our Charter provides for such limitation of liability for both directors and officers to the fullest extent permitted by the DGCL.

We maintain standard policies of insurance under which coverage is provided (i) to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, and (ii) to the Company with respect to payments which may be made by the Company to such officers and directors pursuant to the above indemnification provision or otherwise as a matter of law.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, executive officers or persons controlling the Company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Communications to the Board

Stockholders and other parties interested in communicating with the directors regarding their concerns or issues may address correspondence to a particular director or to the directors generally, care of Turn Therapeutics Inc., 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362, Attention: Compliance Officer. The Compliance Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Compliance Officer deems a communication to be appropriate, they will forward it, depending on the subject matter, to the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director Compensation

In connection with the Direct Listing, the Company adopted a non-employee director compensation program (the “Non-Employee Director Compensation Program”), which became effective as of the date of the Direct Listing. Under the Non-Employee Director Compensation Program, each non-employee director serving in such capacity on the date the Direct Listing became effective received an initial grant of restricted stock units pursuant to the 2025 Plan with a grant date fair value of $100,000. Following the first anniversary of the effective date of the Direct Listing, each non-employee director will be eligible to receive an annual grant of restricted stock units with a grant date fair value of $70,000. The restricted stock units will vest on the earlier of (i) the first anniversary of the grant date or (ii) a “change of control” of the Company (as defined in the 2025 Plan).

In addition, following the first anniversary of the effective date of the Direct Listing, each non-employee director will be eligible to receive an annual cash retainer of $30,000, payable in equal quarterly installments in arrears and prorated for partial quarters of service. The lead independent director of the Board, if any, and the chair of the audit committee will each be eligible to receive an additional annual cash retainer of $25,000 for their service in such roles, in cash or restricted stock units. The Board does not currently have a lead independent director, and no director has received additional compensation for service in such role. The non-employee directors will be eligible to elect to receive all or a portion of their cash retainer in the form of restricted stock units.

The following table sets forth information with respect to the compensation of our non-employee directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Andrew Gengos	$—	$100,000	$—	$—	$100,000
Arthur Golden	$—	$100,000	$—	$—	$100,000
Dr. Kent Kester	$—	$100,000	$—	$—	$100,000
Dr. Neil Ghodadra	$—	$100,000	$—	$—	$100,000

____________

(1)      Amount reflects the full grant date fair value of restricted stock unit awards with performance conditions awarded to all directors on public listing. This amount does not represent the actual amount paid to or realized by each director. The value as of the grant date for these restricted stock unit awards with performance conditions is calculated based on the number of shares granted and the grant date market price, in accordance with ASC Topic 718.

(2)      The material terms of the restricted stock units granted in 2025 are as follows:

Name	Grant Date	Number of RSUs	Vesting Dates
Andrew Gengos	10/08/2025	10,000	(a)
Arthur Golden	10/08/2025	10,000	(a)
Dr. Kent Kester	10/08/2025	10,000	(a)
Dr. Neil Ghodadra	10/08/2025	10,000	(a)

____________

(a)      The restricted stock unit award will vest in full on October 8, 2026, subject to the director’s continued service to the Company through the vesting date.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of WithumSmith+Brown, PC

The audit committee of the Board has selected Withum, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2026, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Withum has served as our independent registered public accounting firm since April 1, 2025.

Representatives of Withum are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Charter nor our Bylaws nor other governing documents or laws require stockholder ratification of the appointment of Withum as our independent registered public accounting firm. However, the audit committee of the Board is submitting the appointment of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain Withum. Even if the selection is ratified, the audit committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Change in Our Independent Registered Public Accounting Firm in April 2025

Effective March 31, 2025, SetApart Accountancy Corp (the “Former Auditor”) was dismissed as our independent registered public accounting firm. Our Board recommended the dismissal of the Former Auditor. The Former Auditor’s report on our financial statements for the year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and through the subsequent interim period preceding the Former Auditor’s dismissal, (i) there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between us and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in its reports on the financial statements for such years; and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). We have previously provided the Former Auditor with a copy of the disclosures that we are making in this section. The Former Auditor furnished a letter addressed to the SEC stating whether or not it agrees with the statements made in this section, a copy of which is filed as Exhibit 16.1 to our Annual Report.

Effective April 1, 2025, the Board appointed Withum as our new independent registered public accounting firm. During our two most recent fiscal years and the subsequent interim period, neither we nor anyone acting on our behalf has consulted with Withum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Withum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a “disagreement” or a “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.

Required Vote and Recommendation of the Board for Proposal 2

Approval of the ratification of the appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposal 2, meaning the votes cast FOR the proposal must exceed the votes cast AGAINST the proposal. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted FOR Proposal 2 at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the appointment of Withum will have discretionary voting authority with respect to this matter, and we therefore do not expect any broker non-votes on Proposal 2.

The Board unanimously recommends that you vote FOR Proposal 2.

Fees Paid to Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by Withum during the fiscal year ended December 31, 2025.

2025
Audit Fees(1)(2)	$351,000
Audit-Related Fees(3)	—
Tax Fees(4)	—
All Other Fees(5)	—
Total Fees	$351,000

____________

(1)      Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)      Represents fees billed or expected to be billed by Withum to the Company for the year ended December 31, 2025. Includes fees paid by the Company for the 2023 and 2024 audits which were performed concurrently during the year ended December 31, 2025 and the 2025 quarterly review fees.

(3)      Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.”

(4)      Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(5)      All Other Fees.    All other fees consist of fees billed for all other services.

Audit Committee’s Pre-Approval Policy

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 fiscal year, no services were provided to us by Withum other than in accordance with the pre-approval policies and procedures described above.

AUDIT COMMITTEE REPORT

Our management has primary responsibility for our internal controls and financial reporting process. Our independent external auditor, Withum, is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The audit committee has reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2025.

The audit committee also discussed with Withum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee received the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding Withum’s communications with the audit committee concerning independence and has discussed with Withum its independence. The audit committee considered with Withum whether any non-audit services that Withum provided to us during the fiscal year ended December 31, 2025 were compatible with its independence.

Based upon the review and discussions described above, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board:

Andrew Gengos, Chair
Arthur Golden
Dr. Kent Kester

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The table below provides information concerning beneficial ownership of our Common Stock as of the record date, October 5, 2026, by:

•        each person who is known to be the beneficial owner of more than 5% of our Common Stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our current executive officers and directors as a group.

The following table is based upon information supplied by directors, executive officers and principal stockholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in the table entitled “Percent” is based upon 30,532,704 shares of Common Stock issued and outstanding as of the record date.

Explanation of Certain Calculations in the Table of Certain Beneficial Owners

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

Unless otherwise noted, the business address of each of the following entities or individuals is c/o Turn Therapeutics Inc., 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers
Bradley Burnam(1)	15,116,260	49.51%
Dr. Neil Ghodadra(2)	1,010,000	3.20%
Andrew Gengos(3)	613,934	1.97%
Arthur Golden(4)	1,060,186	3.46%
Dr. Kent Kester(5)	133,364	*
Martin Dewhurst(6)	111,696	*
Zuraiz Chaudhary(7)	252,500	*
All directors and executive officers as a group (7 persons)	18,297,940	55.89%

Greater than 5% Stockholders:
BEB Holdings, LLC(8)	15,116,260	49.51%

____________

*        Less than one percent.

(1)      Bradley Burnam is the sole member of BEB Holdings, LLC, and therefore has sole voting and dispositive power with regard to the shares held by BEB Holdings, LLC. Excludes shares underlying 160,000 stock options that are not scheduled to vest within 60 days of the record date. Also does not include an aggregate of 600,000 shares of Common Stock that Mr. Burnam, through BEB Holdings, LLC, of which he is the sole member, gifted as follows: (i) 300,000 shares to the Bradley E. Burnam 2026 Irrevocable Trust FBO Gabriella G. Burnam (the “GGB Trust”), the sole beneficiary of which is Mr. Burnam’s daughter, and (ii) 300,000 shares to the Bradley E. Burnam 2026 Irrevocable Trust FBO Luca M. Burnam (the “LMB Trust”), the sole beneficiary of which is Mr. Burnam’s son. Each of the Trusts is irrevocable. Arthur Golden, a director of the Company, serves as investment advisor to each of the Trusts and has sole power to direct the voting and disposition of the shares held by the Trusts. Mr. Burnam has no voting or investment power over these shares. These shares are included in the shares reported as beneficially owned by Mr. Golden. Mr. Burnam has reported these shares as indirectly owned in his reports under Section 16 of the Exchange Act and has disclaimed beneficial ownership of them for purposes of Section 16 or for any other purpose.

(2)      Represents 1,000,000 shares underlying stock options to purchase Common Stock that are exercisable within 60 days of the record date and 10,000 restricted stock units that are scheduled to vest within 60 days of the record date.

(3)      Includes 603,934 shares underlying stock options to purchase Common Stock, 556,434 of which are exercisable within 60 days of the record date. Also includes 10,000 restricted stock units that are scheduled to vest within 60 days of the record date.

(4)      Includes 89,584 shares underlying stock options to purchase Common Stock, 44,791 of which are exercisable within 60 days of the record date and 10,000 restricted stock units that are scheduled to vest within 60 days of the record date. Also includes an aggregate of 600,000 shares of Common Stock held as follows: (i) 300,000 shares held by the GGB Trust and (ii) 300,000 shares held by the LMB Trust. Mr. Golden serves as investment advisor to each of the Trusts and, in that capacity, has sole power to direct the trustee of each Trust to vote and dispose of the shares held by that Trust. Mr. Golden is not a beneficiary of either Trust, has no economic interest in the shares held by the Trusts, and disclaims beneficial ownership of these shares.

(5)      Includes 123,364 shares underlying stock options to purchase Common Stock, 76,549 of which are exercisable within 60 days of the record date. Also includes 10,000 restricted stock units that are scheduled to vest within 60 days of the record date.

(6)      Includes 111,696 shares underlying stock options to purchase Common Stock, 69,857 of which are exercisable within 60 days of the record date. Excludes 21,882 restricted stock units that are not scheduled to vest within 60 days of the record date.

(7)      Includes 240,000 shares underlying stock options to purchase Common Stock, 90,000 of which are exercisable within 60 days of the record date. Excludes shares underlying 80,000 stock options that are not scheduled to vest within 60 days of the record date.

(8)      Bradley Burnam is the sole member of BEB Holdings, LLC, and therefore has sole voting and dispositive power with regard to the shares held by BEB Holdings, LLC.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Other than as disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

The following is a description of certain transactions (including a series of transactions) occurring during the preceding two fiscal years in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for our two prior fiscal year ends in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest.

Voting Proxy

In connection with our offering of Common Stock under Regulation Crowdfunding and Regulation A of the Securities Act, certain investors granted a voting proxy to our Chief Executive Officer pursuant to the subscription agreement under which such investors purchased our Common Stock in such offering, which limited such investors’ ability to vote their Common Stock until the occurrence of events specified in the proxy.

The voting rights granted via the proxy were not limited and included, among other things, the right to vote on the election of our directors, amendments to our organizational documents, and major corporate transactions. So long as the holder was an individual, the proxy would survive the death, incompetency and disability of the holder and, so long as the holder was an entity, the proxy would survive the merger or reorganization of the holder or any other entity holding the Common Stock. The proxy would also survive transfers of the Common Stock and was binding on any transferee. The proxy was granted to the person holding the title of Chief Executive Officer, in his capacity as an officer of the Company, and not in his personal capacity, and so would have survived his death or removal. Our founder and Chief Executive Officer, in his sole discretion, could assign the voting proxy to any of our future officers.

The voting proxy granted under the subscription agreement terminated in connection with the Direct Listing.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will hold harmless and indemnify each indemnitee against all expenses and losses actually and reasonably incurred by him or her by reason of the fact that he or she is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, in each case, to the fullest extent permitted under applicable law.

Registration Rights Agreement with Bradley Burnam

In connection with the Direct Listing, we entered into a registration rights agreement with Bradley Burnam, our founder and Chief Executive Officer. Under the terms of this agreement, Bradley Burnam is entitled to request that we register his shares on a long-form or short-form registration statement on one or more occasions in the future, which registrations may be “shelf registrations.” Bradley Burnam is also entitled to participate in certain of our registered offerings, subject to the restrictions in the registration rights agreement. In the event that we propose to register any of our securities under the Securities Act, either for our account or for the account of Mr. Burnam, certain of our existing equity holders will be entitled to certain piggyback registration rights allowing each to include its shares in the registration, subject to certain marketing and other limitations.

We agreed to pay all registration expenses (including certain expenses of counsel for selling stockholders) in connection with effecting any demand registration and piggyback registration. These registration rights are also for the benefit of any permitted transferees of registrable securities; provided that any particular securities will cease to be registrable securities if (i) they have been registered and sold pursuant to an effective registration statement, (ii) they have been transferred in a transaction in which the registration rights are not assigned, (iii) they are sold pursuant to Rule 144 under the Securities Act without limitation thereunder with respect to holding period requirements, volume or manner of sale and the holder of such securities does not beneficially own more than 1% of our outstanding Common Stock, or (iv) they have ceased to be outstanding.

Stockholders Agreement with Bradley Burnam

In connection with the Direct Listing, we entered into a stockholders agreement with our founder and Chief Executive Officer, Bradley Burnam, and his affiliated entity, BEB Holdings, LLC. The stockholders agreement provides that for so long as Mr. Burnam beneficially owns at least 10% of the issued and outstanding shares of our Common Stock, certain actions by us will require the approval of Mr. Burnam in addition to any other required vote by our Board or stockholders, including, among others:

•        any transaction or series of related transactions resulting in the merger, consolidation or sale of all, or substantially all, of our assets; any dissolution, liquidation or reorganization (including filing for bankruptcy) or any acquisition of any asset for consideration in excess of 20% of our total assets;

•        any transaction or series of related transactions resulting in the issuance of equity securities, or any other ownership interests, for consideration exceeding $50 million, other than under any equity incentive plan that has received the prior approval of our Board;

•        any amendments to our Charter or Bylaws;

•        the incurrence, guarantee, assumption or refinancing of indebtedness, or grant of a security interest, in each case in excess of 20% of our total assets (or that would cause aggregate indebtedness or guarantees thereof to exceed 20% of our total assets);

•        any capital or other expenditure in excess of 20% of our total assets;

•        the declaration or payment of dividends on our Common Stock;

•        the adoption of any “poison pill” or similar stockholder rights plan; and

•        any hiring, termination, or replacement of, or establishing the compensation or benefits payable to, or making any other significant decisions relating to the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or any other senior management or key employee.

Legal Services Provided by Davis Polk

Arthur Golden, who joined our Board on September 30, 2025, is a senior counsel at Davis Polk. In March 2025, prior to Mr. Golden joining our Board, we engaged Davis Polk to provide legal advisory services in connection with the Direct Listing. We incurred approximately $1.5 million in legal fees to Davis Polk during the year ended December 31, 2025, all of which remained outstanding as of December 31, 2025. We did not incur any fees to Davis Polk during the year ended December 31, 2024.

Policy Concerning Related Party Transactions

In connection with the Direct Listing, our Board adopted a written policy for the review, approval and ratification of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or any proposed transaction, arrangement, or relationship, in which we are or will be a participant and in which a related party has or will have a direct or indirect material interest (the “Related Party Policy”). Related persons include our directors, executive officers and director nominees, beneficial owners of more than 5% of our voting securities, and the immediate family members of any of them. Certain categories of transactions specified in the Related Party Policy are deemed not to involve a material interest and do not require review, approval or ratification under the Related Party Policy.

Each director, director nominee and executive officer is required to promptly notify our Compliance Officer of any transaction involving the Company and a related person that may be a related person transaction, and the Compliance Officer presents any new related person transaction to our audit committee at its next regular meeting. The Related Party Policy requires each related person transaction to be approved or ratified by the audit committee or, if the audit committee determines otherwise, by the independent members of our Board or a designated committee consisting solely of independent directors. In approving or rejecting such transactions, the audit committee is required to consider all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. The audit committee will not approve or ratify a related person transaction unless it determines, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders.

If we become aware of an existing related-person transaction which has not been approved under the Related Party Policy, the matter will be referred to the audit committee for ratification. If the audit committee determines not to approve or ratify a related person transaction, whether the transaction is being reviewed for the first time or has previously been approved, the transaction will not be entered into or continued, as the audit committee directs. In addition, the audit committee reviews previously approved related person transactions on an annual basis to determine whether they should continue.

EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
Bradley Burnam	48	Chief Executive Officer and Director
Zuraiz Chaudhary	31	Interim Chief Financial Officer, Vice President of Finance & Chief Accounting Officer
Dr. Neil Ghodadra	47	Chief Medical Officer and Director

Bradley Burnam — For biographical information about Mr. Burnam, see “Proposal 1 — Election of Directors — Nominees for Election as Class I Directors at the Annual Meeting” above.

Zuraiz Chaudhary has served as our Interim Chief Financial Officer since August 2025 and our Vice President of Finance and Chief Accounting Officer since May 2025. Mr. Chaudhary has a decade of public accounting and advisory services background and is a licensed CPA. From March 2024 to March 2025, Mr. Chaudhary was an Audit Director at SetApart Accountancy Corp, a public accounting firm. From June 2023 to March 2024, Mr. Chaudhary served as an Audit Manager of UHY LLP, a public accounting firm. Prior to joining UHY LLP, from September 2021 to March 2023, Mr. Chaudhary was a Senior Consultant at CrossCountry Consulting, a business advisory firm. From June 2020 to August 2021, he served as Managing Director at BlackStone Consultants, a business advisory firm. Prior to that, he served in various roles at PwC and KPMG. Mr. Chaudhary has a Bachelor of Business Administration (Accounting) from Asia-e University, Malaysia and has been a member of the Institute of Chartered Accountants of Pakistan since 2021.

Dr. Neil Ghodadra — For biographical information about Dr. Ghodadra, see “Proposal 1 — Election of Directors — Nominees for Election as Class I Directors at the Annual Meeting” above.

Election of Officers

Our executive officers are currently elected by the Board and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Objectives and Overview

We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of, clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders. We believe that stock-based compensation can be a significant motivator in attracting and retaining employees. While base salary and the potential for cash bonuses must be at competitive levels, we believe that relating an individual’s compensation potential to the creation of stockholder value through equity awards is an important tool in our compensation program.

Compensation Committee

The compensation committee of the Board is composed of three non-employee members of the Board. The compensation committee reviews the performance of our management in achieving corporate objectives and aims to ensure that the executive officers are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the compensation committee will identify, review and approve corporate goals and objectives relevant to executive officer compensation and review the performance of each executive officer in light of those goals and objectives. Our Chief Executive Officer, as the manager of the executive team, will assess our executive officers’ contributions to corporate goals and will make recommendations to the compensation committee with respect to any merit increase in salary, cash bonus, or equity award for each member of the executive team other than himself. The compensation committee will meet with the Chief Executive Officer to evaluate, discuss, and modify or approve these recommendations and will determine, or recommend to the Board for determination, the compensation of each executive officer. The compensation committee will also conduct a similar evaluation of the Chief Executive Officer’s contributions in the absence of the Chief Executive Officer, and will determine, or recommend to the Board for determination, any adjustments to salary, cash bonus, and equity awards.

2025 Summary Compensation Table

The following discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

We are currently considered a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to “named executive officers.” Our “named executive officers” include (i) all individuals serving as our principal executive officer during the fiscal year ended December 31, 2025 and (ii) our two most highly compensated executive officers, as defined in Exchange Act Rule 3b-7, other than our principal executive officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2025, whose total compensation for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025.

This section discusses material components of the executive compensation programs for our “named executive officers” who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” were Bradley Burnam, our Chief Executive Officer, and Zuraiz Chaudhary, our Interim Chief Financial Officer. No other executive officer of the Company received total compensation during the fiscal year ended December 31, 2025 in excess of $100,000, and thus disclosure is not required for any other person.

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)		Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Bradley Burnam	2025	$465,740	$186,296	$—	$—		$—	$—	$—	$652,036
Chief Executive Officer	2024	$429,320	$—	$—	$—		$—	$—	$—	$429,320

Zuraiz Chaudhary	2025	$152,211	$30,400	$—	$1,244,143	(1)	$—	$—	$—	$1,426,754
Interim Chief Financial Officer	2024	$—	$—	$—	$—		$—	$—	$—	$—

____________

(1)      Amount reflects the full grant date fair value of option awards with time-based conditions awarded to Mr. Chaudhary. This amount does not represent the actual amount paid to or realized by Mr. Chaudhary. The value as of the grant date for these option awards with time-based conditions is calculated based on the number of shares granted and the grant date market price, in accordance with ASC Topic 718.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Bradley Burnam

The Company previously entered into an employment agreement with Mr. Burnam, dated as of August 9, 2017 (the “2017 Employment Agreement”). Pursuant to the 2017 Employment Agreement, Mr. Burnam is entitled to a base salary which automatically increases by 5% on January 1 of each year. In addition, Mr. Burnam is entitled to participate in the Company’s bonus programs as set forth by the Board in its sole discretion and to receive equity awards subject to the terms and conditions specified by the Board. Mr. Burnam did not receive any bonus or equity awards during fiscal years 2023 and 2024. The 2017 Employment Agreement further provides that Mr. Burnam is entitled to participate in the Company’s employee benefit programs and a monthly car allowance. Mr. Burnam did not receive any car allowance during fiscal years 2023 and 2024.

Under the 2017 Employment Agreement, if Mr. Burnam’s employment is terminated by the Company without “cause” or due to Mr. Burnam’s death or disability, or if Mr. Burnam terminates his employment with the Company for “good reason,” then subject to Mr. Burnam’s (or his estate’s) execution and non-revocation of a general release of claims against the Company, Mr. Burnam (or his estate) will be entitled to receive, in addition to any accrued pay and benefits: (i) continued payment of his then current base salary for 6 months following the date of termination, payable in substantially equal installments in accordance with the Company’s regular payroll practices and (ii) continued payment of the Company portion of health insurance premiums for Mr. Burnam and his qualified dependents covered by the Company’s medical insurance for up to 6 months.

In connection with the Direct Listing, the Company entered into a new employment agreement with Mr. Burnam, which superseded and replaced the 2017 Employment Agreement (the “Burnam Employment Agreement”). Pursuant to the Burnam Employment Agreement, Mr. Burnam is entitled to a base salary of $575,000 and a target annual cash bonus opportunity equal to 50% of his base salary. On April 1, 2026, the Board approved an increase in Mr. Burnam’s base salary to $585,000, effective as of January 1, 2026. In addition, commencing with the Company’s 2026 fiscal year, Mr. Burnam will be eligible to participate in the Company’s annual equity incentive award program, with an annual targeted grant date fair value equal to 50% of his base salary for each of the applicable fiscal years of the Company. The Burnam Employment Agreement further provides that Mr. Burnam is entitled to participate in the Company’s employee benefit programs, including health insurance coverage, reimbursement of reasonable business expenses, paid time-off and liability insurance, and reimbursement of premiums for coverage under a private health insurance plan for Mr. Burnam.

Under the Burnam Employment Agreement, if Mr. Burnam’s employment is terminated by the Company without “cause” or if Mr. Burnam resigns for “good reason,” he will be entitled to receive (i) continued payment of his base salary for 12 months following the termination date, (ii) a prorated bonus for the year of termination based on actual performance and (iii) reimbursement of health insurance premiums for 12 months following the termination date. In addition, if Mr. Burnam’s employment is terminated by the Company without “cause” or if Mr. Burnam resigns for “good reason,” in each case, within three months prior to, or 12 months following, a “change of control” of the Company, Mr. Burnam will instead be entitled to receive (i) a lump sum payment equal to two times his then base salary, (ii) his target bonus for the year of termination (not prorated), and (iii) an amount equal to 24 months of health insurance premiums. The Burnam Employment Agreement also sets forth non-solicit and non-compete covenants that will continue to apply for one year following the termination of Mr. Burnam’s employment.

On April 1, 2026, the Board granted Mr. Burnam an incentive stock option under the 2025 Plan to purchase 160,000 shares of Common Stock at an exercise price of $3.43, which is equal to 110% of the closing price of the Common Stock on the grant date. The option vests as to 25% of the underlying shares on April 1, 2027, and the remainder vests in 36 equal monthly installments thereafter, subject to Mr. Burnam’s continued employment.

Zuraiz Chaudhary

In connection with the Direct Listing, the Company entered into an employment agreement with Mr. Chaudhary (the “Chaudhary Employment Agreement”). Pursuant to the Chaudhary Employment Agreement, Mr. Chaudhary is entitled to a base salary of $275,000 and a target annual cash bonus opportunity equal to 25% of his base salary. On April 1, 2026, the Board approved an increase in Mr. Chaudhary’s base salary to $300,000, effective as of January 1, 2026. In addition, commencing with the Company’s 2026 fiscal year, Mr. Chaudhary will be eligible to participate in the Company’s annual equity incentive award program, with an annual targeted grant date fair value equal to 25% of his base salary for each of the applicable fiscal years of the Company. The Chaudhary Employment Agreement further provides that Mr. Chaudhary is entitled to participate in the Company’s employee benefit programs, including health insurance coverage, reimbursement of reasonable business expenses, paid time-off and liability insurance.

Under the Chaudhary Employment Agreement, if Mr. Chaudhary’s employment is terminated by the Company without “cause” or if Mr. Chaudhary resigns for “good reason,” he will be entitled to receive (i) continued payment of his base salary for 9 months following the termination date, (ii) a prorated bonus for the year of termination based on actual performance and (iii) reimbursement of health insurance premiums for 12 months following the termination date. In addition, if Mr. Chaudhary’s employment is terminated by the Company without “cause” or if Mr. Chaudhary resigns for “good reason,” in each case, within three months prior to, or 12 months following, a “change of control” of the Company, Mr. Chaudhary will instead be entitled to receive (i) a lump sum payment equal to 1.5 times his then base salary, (ii) his target bonus for the year of termination (not prorated), and (iii) an amount equal to 18 months of health insurance premiums. The Chaudhary Employment Agreement also sets forth non-solicit and non-compete covenants that will continue to apply for one year following the termination of Mr. Chaudhary’s employment.

On April 1, 2026, the Board granted Mr. Chaudhary an incentive stock option under the 2025 Plan to purchase 80,000 shares of Common Stock at an exercise price of $3.12, which is equal to 100% of the closing price of the Common Stock on the grant date. The option vests as to 25% of the underlying shares on April 1, 2027, and the remainder vests in 36 equal monthly installments thereafter, subject to Mr. Chaudhary’s continued employment.

Benefit and Retirement Plans

The Company sponsors a group health plan in which Mr. Burnam, Mr. Chaudhary and their eligible dependents participate.

Outstanding Equity Awards as of the Year Ended December 31, 2025

The following table sets forth information concerning outstanding equity awards for our named executive officers as of December 31, 2025.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Zuraiz Chaudhary	—	240,000	(1)	$10.00	10/7/2035

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(1)      Award of stock options on October 8, 2025 to purchase shares of the Company’s Common Stock granted under the 2025 Plan. One-fourth of the options shall vest on May 1, 2026, and 6.25% of the options shall vest in equal quarterly installments thereafter, in each case, subject to the employee’s continued employment through the applicable vesting date.

Summary of Company Incentive Plans

2018 Plan

The Company maintains the 2018 Plan that provides for awards of stock options to eligible participants. The 2018 Plan is administered by the Board (or its designated committees). As of December 31, 2025, no shares were available for future grant under the 2018 Plan, and 1,508,934 shares were subject to outstanding options under the 2018 Plan, all of which were vested and exercisable as of December 31, 2025. This includes 1,000,000 and 508,934 shares subject to outstanding options held by Dr. Ghodadra and Mr. Gengos, respectively, as of December 31, 2025. The Company does not intend to grant any future awards under the 2018 Plan.

2024 Plan

In July 2024, the Company adopted the 2024 Plan. The 2024 Plan provides for awards of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to eligible participants. Under the 2024 Plan, the plan administrator (either the Board or a committee designated by the Board) has the authority to select plan participants, grant awards, prescribe award agreements and rules and regulations for the administration of the 2024 Plan, construe and interpret the 2024 Plan and award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations necessary for the administration of the 2024 Plan. There are 891,066 shares of Common Stock reserved for issuance under the 2024 Plan. As of December 31, 2025, 697,816 shares were available for future grant, and 193,250 shares were subject to outstanding, vested and unvested options under the 2024 Plan. Neither of our named executive officers was granted any awards under the 2024 Plan. The Company does not intend to grant any future awards under the 2024 Plan.

2025 Plan

In connection with the Direct Listing, the Company adopted the 2025 Plan. The purpose of the 2025 Plan is to attract, motivate, retain and reward eligible participants by providing them with the opportunity to acquire a proprietary interest in the Company as a performance incentive. Awards may be granted to eligible employees, directors, consultants and other service providers of the Company, as determined in the discretion of the compensation committee. The basis for participation in the 2025 Plan is the compensation committee’s (or its authorized delegate’s) decision, in its sole discretion, that an award to an eligible participant will further the 2025 Plan’s purposes as described above.

The compensation committee of the Board will administer the 2025 Plan. However, the Board may exercise any power or authority granted to the compensation committee under the 2025 Plan. The compensation committee has full and final authority to, among other actions, select participants, grant awards and determine the type of awards, number of shares and terms and conditions of such awards. To the extent permitted by law, the compensation committee may delegate authority to members of the Board or the Company’s officers to take certain actions under the 2025 Plan. The compensation committee may interpret and administer the 2025 Plan or any award thereunder and make any other determination and take any other action that the compensation committee deems necessary or desirable for the administration of the 2025 Plan.

Compensation Committee Interlocks and Insider Participation

See the section entitled “Corporate Governance — Compensation Committee Interlocks and Insider Participation,” which is incorporated herein by reference.

STOCKHOLDER PROPOSALS

Proposals to be Included in Our Proxy Statement

If you want to submit a proposal for inclusion in our Proxy Statement for the 2027 annual meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. Proposals submitted pursuant to and in compliance with Rule 14a-8 are not subject to the advance notice requirements of our Bylaws if included in our proxy statement. Pursuant to Rule 14a-8(e)(2), the deadline for submitting proposals for inclusion in our proxy materials is calculated as 120 calendar days before the anniversary of the date on which the Company released its proxy statement to stockholders for the prior annual meeting. To be eligible for inclusion, stockholder proposals must be received at the Company’s principal executive office, at the following address: Turn Therapeutics Inc., 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362, Attention: Secretary, no later than June 21, 2027 (120 days before the anniversary of this year’s release date). If the date of the 2027 annual meeting is changed by more than 30 days from the anniversary of the date of the 2026 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which in the Company’s opinion would be no less than 120 days before that date.

Proposals to be Considered at a Meeting but not Included in Our Proxy Statement

For any proposal that is not submitted for inclusion in the 2027 proxy statement pursuant to Rule 14a-8 (as described above) but is instead sought to be presented directly at the 2027 annual meeting, our Bylaws require stockholders to provide advance written notice to the Secretary and to comply with the other procedures set forth in our Bylaws, which are the exclusive means for a stockholder to propose such business. The stockholder must be a stockholder of record both at the time notice is given and at the time of the annual meeting, and must be entitled to vote at the meeting. To be timely under the Company’s advance notice bylaws, a stockholder’s notice must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company, at Turn Therapeutics Inc., 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362, Attention: Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting, or between August 2, 2027 and September 1, 2027. If the date of the 2027 annual meeting is advanced by more than 30 days before or delayed by more than 70 days after the anniversary of the date of the 2026 Annual Meeting, or if no annual meeting was held in the preceding year, notice must be received no earlier than 120 days prior to such annual meeting and not later than the later of 90 days prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The adjournment, recess or postponement of a meeting does not commence a new time period for giving notice.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting all information required under our Bylaws, including: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of the Company that are held of record or beneficially owned by the stockholder proposing such business, the beneficial owner, if any, on whose behalf the proposal is made, and certain of their affiliates, together with information about derivative positions, voting arrangements and other interests in the Company’s securities; (iv) any substantial interest (within the meaning of Item 5 of Schedule 14A) of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business; and (v) the representations and written agreements required by our Bylaws, including that the stockholder intends to appear at the meeting in person or through a qualified representative to present the proposal. If a stockholder fails to provide timely notice of a proposal in compliance with the advance notice requirements of the Bylaws, the Board or the chairperson of the meeting will declare that the proposal was not properly brought before the meeting, and such business will not be transacted. In addition, if the stockholder or a qualified representative does not appear at the meeting to present the proposal, it will be disregarded.

Director Nominations

Pursuant to our Bylaws, stockholders who wish to nominate persons for election to the Board at the 2027 annual meeting of stockholders must deliver written notice of the nomination to the Secretary at the Company’s principal executive offices, at Turn Therapeutics Inc., 250 N. Westlake Blvd, STE 210, Westlake Village, California 91362,

Attention: Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting, or between August 2, 2027 and September 1, 2027. If the date of the 2027 annual meeting is advanced by more than 30 days before or delayed by more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice must be received no earlier than 120 days prior to such annual meeting and not later than the later of 90 days prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In addition, in the event that the number of directors to be elected is increased effective after the time period for which nominations would otherwise be due and no public announcement naming the nominees for the additional directorships or specifying the size of the increased Board has been made by the Company at least 100 days prior to the first anniversary of the 2026 Annual Meeting, a stockholder’s notice shall be considered timely, but only with respect to nominees for any new directorships created by such increase, if delivered to, and received by, the Secretary not later than the 10th day following the day on which such public announcement is first made by the Company. A stockholder may not nominate more nominees than the number of directors to be elected at the meeting. The notice of nomination must include all information required under our Bylaws, including specified information about each nominee, a completed director questionnaire, and each nominee’s written consent to serve and to be named in the proxy statement.

Neither the DGCL nor the Company’s Charter or Bylaws currently includes a proxy access provision that would permit stockholders to include their own nominees for director in the Company’s proxy materials for the 2027 annual meeting. Accordingly, no deadline applies for the submission of director nominees for inclusion in the Company’s proxy statement pursuant to an applicable state law or bylaw proxy access provision. Stockholders who wish to nominate candidates for election to the Board must do so through the advance notice procedures set forth in our Bylaws and will be responsible for all costs of their own proxy solicitation.

In addition to satisfying the requirements of our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to the anniversary of the date of the 2026 Annual Meeting, or October 1, 2027. The advance notice requirement under Rule 14a-19 does not override or supersede the notice requirement under the Company’s Bylaws.

OTHER MATTERS

This Proxy Statement and the Annual Report are available at our corporate website at https://turntherapeutics.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement. As previously noted, our Annual Report is available at www.proxydocs.com/TTRX. The Annual Report does not include exhibits.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations
Turn Therapeutics Inc.
250 N. Westlake Blvd, STE 210
Westlake Village, California 91362
(818) 564-4011
investors@turntherapeutics.com

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Turn Therapeutics Inc. Annual Meeting of Stockholders For Stockholders of record as of October 5, 2026 Monday, November 30, 2026 12:00 PM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/TTRX for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 12:00 PM, Eastern Time, November 30, 2026. Internet: www.proxypush.com/TTRX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-883-7826 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/TTRX This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Bradley Burnam and Zuraiz Chaudhary (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Turn Therapeutics Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Turn Therapeutics Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To re-elect two Class I directors to serve until the 2029 annual meeting of stockholders. 1.01 Bradley Burnam 1.02 Dr. Neil Ghodadra 2. To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. YOUR VOTE FOR WITHHOLD FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/TTRX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date